Accrued Liabilities and Other Payables	12 Months Ended
Dec. 31, 2024
Accrued Liabilities and Other Payables [Abstract]
Accrued Liabilities and Other Payables

8. Accrued Liabilities and Other Payables

Accrued liabilities and other payables mainly consisted of the following:

	As of December 31, 2024	As of December 31, 2023
Deposits	$319,579	$325,628
Accrued expenses	943,319	691,453
Salary payable	661,972	662,799
Others	132,995	286,603
Total	$2,057,865	$1,966,483

As of December 31, 2024, accrued expenses mainly included accrued professional fee of $0.54 million related with the Company’s IPO process, and accrued penalty expense $0.38 million for violation of agreement with China Post Zhongshan branch. The Company outsourced the jobs received from China Post Zhongshan branch to a third-party company, which was prohibited by the contract term and 20% of the service fee will be assessed to the Company for the violation. The Company entered into three outsourcing service agreements with China Post Zhongshan branch. Pursuant to the contractual provisions, a penalty was accrued in an amount equal to 20% of the actual service fees received in 2024. All three agreements expired and were terminated as of February 28, 2025.

As of December 31, 2023, accrued expenses mainly included accrued professional fee of $0.5 million related with the Company’s IPO process, and accrued penalty expense $0.3 million for violation of agreement with China Post Zhongshan branch. The Company outsourced the jobs received from China Post Zhongshan branch to a third-party company, which was prohibited by the contract term and 20% of the service fee will be assessed to the Company for the violation.